Note 7 - Long-term Debt and Note Payable to Bank (Tables)	12 Months Ended
Oct. 31, 2016
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2016	2015
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $36,426, including interest (at 4.25%), with final payment of $4,858,220 due April 30, 2018	$5,165,785	$5,374,777
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $12,553, including interest (at 4.25%), with final payment of $1,674,217 due April 30, 2018	1,780,209	1,852,230
Total long-term debt	6,945,994	7,227,007
Less current installments	294,214	280,999
Long-term debt, excluding current installments	$6,651,780	$6,946,008